Exhibit 10.7

               FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT
                                       AND
                     ADDITIONAL BORROWER JOINDER SUPPLEMENT

         THIS FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT AND ADDITIONAL BORROWER JOINDER SUPPLEMENT (this "Agreement") is made this 28th day of February, 1997, by and among

         BOX USA OF FLORIDA, L.P., a limited partnership organized under the laws of the State of Georgia (the "Florida Partnership");

         Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"), Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia") and Page Packaging Corporation, a corporation organized under the laws of the State of Delaware ("Page"), jointly and severally (FMC, Box, Paper, Georgia, and Page, are sometimes herein collectively referred to as the "Original Borrowers;" FMC, Box, Paper, Georgia, Page, and the Florida Partnership are sometimes herein collectively referred to as the "Borrowers" and individually, as a "Borrower");

         NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"); and

         NATIONSBANK, N.A., a national banking association (the "Agent").

                                    RECITALS
                                    --------

         A. The Agent, the Lenders and the Original Borrowers are parties to the Financing and Security Agreement dated as of May 30, 1996 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

         B. Box Georgia is the sole general partner of the Florida Partnership which is in the same business as Box.

         C. The Borrowers have requested that the Lenders provide working capital financing to the Florida Partnership by adding the Florida Partnership as an Additional Borrower under the Financing Agreement. The Borrowers have advised the Lenders that the Borrowers believe that such financing will benefit them by the enhancement to Box Georgia's position as general partner of the Florida Partnership.

         D. The Lenders are willing to provide the working capital financing on the condition that the Florida Partnership, to the limited extent provided in this Agreement, becomes an Additional Borrower and grant a Lien on the Florida Partnership Collateral (as that term is defined in this Agreement) and that the Borrowers agree to the other terms and conditions of this Agreement.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree that the Financing Agreement is hereby amended as follows:

         1. The Borrowers, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. (a) Subject to the terms, conditions and limitations set forth in this Agreement, the Florida Partnership hereby acknowledges, confirms and agrees that on and as of the date of this Agreement the Florida Partnership has become, and is, an "Additional Borrower" and a "Borrower" under the Financing Agreement and the other Financing Documents. Except as otherwise provided in this Agreement, the Florida Partnership shall be bound and liable, jointly and severally, with the Original Borrowers by all of the terms, provisions and conditions of the Financing Documents.

                  (b) Notwithstanding the provisions of subsection (a) above and the terms and conditions of the Financing Agreement or any of the other Financing Documents:

                    (i) The Florida  Partnership shall be obligated to the Agent and the Lenders only to the extent of the Florida Partnership Obligations (as that term is defined below) outstanding from time to time.

                    (ii) The Florida  Partnership  Collateral  shall secure only the Florida Partnership Obligations.

                    (iii) The proceeds of the Florida Partnership Advances shall be used solely for the working capital uses of the Florida Partnership in the ordinary course of the Florida Partnership's business.

                    (iv) The Florida  Partnership  Advances  outstanding  at any time shall not exceed the sum of $600,000 plus the lesser of (A) $1,500,000, or (B) the Florida Partnership Borrowing Base (as that term is defined below).

                    (v) Advances to Borrowers other than the Florida Partnership shall not exceed the portion of the Borrowing Base based solely on the Eligible Receivables and the Eligible Inventory of those other Borrowers minus the amount by which the Florida Partnership Advances exceed the Florida Partnership Borrowing Base.

                    (vi) To the  extent a  limitation  contained  in item (v) or
               (vi) is exceeded, a Borrowing Base Deficiency shall be deemed to exist.

                    (vii) As part of the monthly statements  required by Section
               6.1.1(c) of the Financing Agreement, the Borrower shall furnish a detailed statement of the extent to which advances under the Revolving Credit Facility during the month were Florida Partnership Advances.

                    (viii) All Prepayments made by the Florida Partnership under the Revolving Credit Facility shall be applied solely to the Florida Partnership Obligations.

                    (ix)  All   proceeds   from   collections   of  the  Florida
               Partnership Collateral under the Financing Agreement shall be applied solely to the Florida Partnership Obligations.

                    (x) The Florida  Partnership  shall have no liability  under
               Section 2.4.5 of the Financing Agreement. Each other Borrower (other than Box USA of Florida, L.P., if and when it becomes a Borrower) shall be obligated under Section 2.4.5 with respect to all Obligations including, without limitation, the Obligations of the Florida Partnership.

                  (c) Without otherwise in any way implying any limitation on any of the provisions of this Agreement, the Financing Agreement, or any of the other Financing Documents, to secure the Florida Partnership Obligations, the Florida Partnership hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, and agrees that the Agent and the Lenders shall have a perfected and continuing security interest in, and Lien on, (i) all of the Florida Partnership's Accounts, Inventory, Chattel Paper, Documents, and Instruments, (ii) all credit insurance policies and insurance covering the Inventory and all cash and non-cash proceeds thereof, and (iii) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing, all of the foregoing whether now owned or existing or hereafter acquired or arising. The Florida Partnership further agrees that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

         3. Section 1.1 of the Financing Agreement is hereby amended by adding the following new definitions:

               "Florida Partnership" means Box USA of Florida, L.P., a limited partnership organized under the laws of the State of Georgia.

               "Florida Partnership Advance" means an advance under the Revolving Credit Facility for the use by or for the benefit of the Florida Partnership, and shall include an advance in the amount of $694,304 made on or after the date of this Agreement to repay Box for advances it made to the Florida Partnership prior to the date of this Agreement; and "Florida Partnership Advances" means the collective reference to all such advances.

               "Florida Partnership Borrowing Base" means that portion of the Borrowing Base based solely on the Eligible Receivables and the Eligible Inventory of the Florida Partnership.

               "Florida Partnership Collateral" means the Collateral of the Florida Partnership.

               "Florida   Partnership   Collateral   Account"  has  the  meaning
          described in Section 2.1.8A.

               "Florida  Partnership  Lockbox"  has the  meaning  set  forth  in
          Section 2.1.8A.

               "Florida Partnership Obligations" means those Obligations arising pursuant to, in connection with and/or on account of the Florida Partnership Advances, whether pursuant to this Agreement, each Note, each Security Document, and any of the other Financing Documents, including, without limitation, with respect to and to the extent related to the Florida Partnership Advances, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment fees; and also means any and all renewals, extensions, substitutions, amendments, restatements and rearrangements of any such Obligations.

               "Florida Partnership Revolving Loan Account" has the meaning described in Section 2.1.9A.

         4. The  Financing  Agreement is amended by adding the  following as new
Section 2.1.8A:

                                    2.1.8A    The    Florida     Partnership
         Collateral Account. Notwithstanding and, with respect to the Florida Partnership only, in lieu of the provisions of Section 2.1.8, the Florida Partnership will deposit, or cause to be deposited, all Items of Payment with respect to the Florida Partnership Collateral to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Florida Partnership Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment with respect to the Florida Partnership Collateral. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Florida Partnership where necessary to permit the collection of any such Items of Payment, which endorsement the Florida Partnership hereby agrees to make. In the event the Florida Partnership fails to do so, the Florida Partnership hereby authorizes the Agent to make the endorsement in the name of the Florida Partnership. Prior to such a deposit, the Florida Partnership will not commingle any Items of Payment with any of the Florida Partnership' other funds or property, but will hold them separate and apart in trust and for the account of the Agent for the ratable benefit of the Lenders.

     In addition, the Florida Partnership shall direct the mailing of all Items of Payment from its Account Debtors to a post-office box designated by the Agent, or to such other additional or replacement post-office boxes pursuant to the request of the Agent from time to time (collectively, the "Florida Partnership Lockbox"). The Agent shall have unrestricted and exclusive access to the Lockbox.

     The Florida Partnership hereby authorizes the Agent to inspect all Items of Payment, endorse all Items of Payment in the name of the Florida Partnership, and deposit such Items of Payment in the Florida Partnership Collateral Account. The Agent reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the Florida Partnership Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment which is unsatisfactory to the Agent. In the event Items of Payment are returned to the Agent for any reason whatsoever, the Agent may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Florida Partnership Collateral Account, the Florida Partnership Revolving Loan Account, or other account, as appropriate.

     The Agent will apply the whole or any part of the funds credited to the Florida Partnership Collateral Account against the outstanding principal balance of the Florida Partnership Advances (or during the continuance of a Default or an Event of Default, against any of the Florida Partnership Obligations) or, in the event there are no Florida Partnership Obligations outstanding, credit such funds to the depository account of the Florida Partnership with the

Agent. The order and method (including, without limitation, the extent to which credit may be given for uncollected funds) of such application shall be in the sole discretion of the Agent, exercised from time to time. On the first day of each month, the Borrowers shall pay the Agent as part of the Agent's Obligations an amount equal to the additional interest which would have accrued on the Revolving Loans during the preceding month if collections in the Florida
Partnership Collateral Account during the month had been received one (1) Business Day subsequent to their actual receipt.

     The Enforcement Costs include, without limitation, all customary fees, charges and expenses charged or incurred by the Agent with respect to the administration of the Florida Collateral Account.

         5. The  Financing  Agreement is amended by adding the  following as new
Section 2.1.9A:

                                    SECTION 2.1.9A     Florida    Partnership
         Revolving Loan Account. In addition to the Revolving Loan Account, the Agent will establish and maintain a loan account on its books (the "Florida Partnership Revolving Loan Account") to which the Agent will
         (a) debit (i) the principal amount of each Florida Partnership Advance made by the Lenders hereunder as of the date made, (ii) the amount of any interest accrued on the Florida Partnership Advances as and when due, and (iii) any other amounts due and payable by the Borrowers to the Agent and/or the Lenders from time to time under the provisions of this Agreement in connection with the Florida Partnership Advances, and
         (b) credit all payments made by the Borrowers to the Agent on account of the Florida Partnership Advances as of the date made including, without limitation, funds credited to the Florida Partnership Revolving Loan Account from the Florida Partnership Collateral Account. The Agent may debit the Florida Partnership Revolving Loan Account for the amount of any Item of Payment credited to the Florida Partnership Collateral Account or the Florida Partnership Loan Account which is returned to the Agent unpaid. All credit entries to the Florida Partnership Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Agent in cash or solvent credits. The Borrowers hereby promise to pay to the order of the Agent for the ratable benefit of the Lenders, on demand, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Florida Partnership Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Florida Partnership Revolving Loan Account shall be final, binding and conclusive upon the Borrowers in all respects, absent manifest error, unless the Agent receives specific written objection thereto from the Borrowers within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent.

         6. Section 2.1.12(b) of the Financing Agreement is amended to read as follows:

                         (b) The aggregate  outstanding  principal amount of the
                    Revolving Loan minus the lesser of (i) the Florida Partnership Advances or (ii) the Florida Partnership Borrowing Base, shall at no time exceed an amount equal to the aggregate of (x) the Borrowing Base minus (y) the Florida Partnership Borrowing Base, minus (z) Five Million Dollars ($5,000,000).

         7. References in the Financing Agreement and in any of the other Financing Documents (a) to the status of any one or more of the Borrowers as a corporation shall in the case of the Florida Partnership be deemed to refer to the Florida Partnership as a limited partnership, (b) to the corporate power, authority, action, structure or organizational documents of any one or more of the Borrowers shall in the case of the Florida Partnership be deemed to refer to the limited partnership power, authority, action, structure or organizational documents of the Florida Partnership.

         8. The agreements of the Agent and the Lenders under this Agreement are subject to the following terms and conditions, time being of the essence:

          (a) The Agent shall have received a certificate of the general partner of the Florida Partnership, dated as of the date of this Agreement:

                    (i) stating that the Florida Partnership's limited partnership agreement and certificate of limited partnership furnished to the Agent on the Closing Date has not been the subject of any amendments, modifications, restatements, substitutions, extensions or renewals thereto;

                    (ii) authorizing the execution and delivery of this Agreement, the joinder in the other Financing Documents, and the performance of the Florida Partnership's obligations under the Financing Documents;

                    (iii) setting forth the identity and signatures of the general partner then authorized to sign the Financing Documents to which the Florida Partnership is a party;

                    (iv) authorizing Box to request and direct the Florida Partnership Advances on behalf of the Florida Partnership and otherwise to act on behalf of the Florida Partnership as set forth in Section 2.2.1(c) of the Financing Agreement; and

                    (v) identifying the Florida Partnership's partners.

                  (b) The Agent shall have received the favorable opinion of counsel for the Borrowers addressed to the Agent and the Lenders in form satisfactory to the Agent and its counsel.

                  (c) The Agent shall have received with respect to the Florida Partnership an insurance certificate in accordance with the provisions of
Section 6.1.8 (Insurance) and Section 6.1.20 (Insurance With Respect to Inventory) of this Agreement.

                  (d) The Collateral Disclosure List shall be supplemented by information pertaining to the Florida Partnership and the Florida Partnership shall become a party thereto.

         9. The Florida Partnership hereby represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each of the Borrowers agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations. This Agreement is one of the Financing Documents.

         10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choice of law.

         11. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

         12. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Agent and the Lenders may rely on a telecopy of any signature of any Borrower. The Agent and the Lenders agree that the Borrower may rely on a telecopy of this Agreement executed by the Agent and the Lenders, respectively.

         IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

                                       [SIGNATURES ARE ON THE FOLLOWING PAGES]

                                SIGNATURE PAGE TO
               FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT
                                       AND
                     ADDITIONAL BORROWER JOINDER SUPPLEMENT

WITNESS OR ATTEST:                                   FOUR M CORPORATION



/s/Harvey L. Friedman                            By: Timothy D. McMillin (Seal)
---------------------                                -------------------
                                                     Senior Vice President

WITNESS OR ATTEST:                                   BOX USA GROUP, INC.


/s/Harvey L. Friedman
----------------------                           By: Timothy D. McMillin (Seal)
                                                     -------------------
                                                     Senior Vice President

WITNESS OR ATTEST:                                   FOUR M PAPER CORPORATION

/s/Harvey L. Friedman
----------------------                           By: Timothy D. McMillin (Seal)
                                                     -------------------
                                                     Senior Vice President


WITNESS OR ATTEST:                                   FOUR M MANUFACTURING GROUP
                                                     OF GEORGIA, INC.
/s/Harvey L. Friedman
----------------------                           By: Timothy D. McMillin (Seal)
                                                     -------------------
                                                     Senior Vice President

WITNESS OR ATTEST:                                   PAGE PACKAGING CORPORATION

/s/Harvey L. Friedman
----------------------                           By: Timothy D. McMillin (Seal)
                                                     -------------------
                                                     Senior Vice President

                                SIGNATURE PAGE TO
               FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT
                                       AND
                     ADDITIONAL BORROWER JOINDER SUPPLEMENT
                     --------------------------------------

WITNESS OR ATTEST:                      BOX USA OF FLORIDA, L.P.
                                        BY: FOUR M MANUFACTURING
                                            GEORGIA, INC.

/s/Harvey L. Friedman
----------------------                  By: Timothy D. McMillin    (Seal)
                                            -------------------
                                            Senior Vice President

WITNESS:                                    NATIONSBANK, N.A.
                                            in its capacity as Agent

                                            By:/s/ Vickie Tillman      (Seal)
-------------------------                      ------------------------
                                               Name: Vickie Tillman
                                               Title: Vice President

WITNESS:                                    NATIONSBANK, N.A.
                                            in its capacity as a Lender

                                            By:/s/ Vickie Tillman     (Seal)
-------------------------                      ------------------------
                                               Name: Vickie Tillman
                                               Title: Vice President


WITNESS:                                    IBJ SCHRODER BANK & TRUST COMPANY

                                            By:/s/ Robert R. Wallace   (Seal)
-------------------------                      ------------------------
                                               Name: Robert R. Wallace
                                               Title: Vice President

                                SIGNATURE PAGE TO
               FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT
                                       AND
                     ADDITIONAL BORROWER JOINDER SUPPLEMENT


WITNESS:                              SANWA BUSINESS CREDIT CORPORATION

                                            By:/s/ Lawrence J. Placek (Seal)
-------------------------                      ------------------------
                                               Name: Lawrence J. Placek
                                               Title: Vice President



WITNESS:                              THE BANK OF NEW YORK COMMERCIAL
                                      CORPORATION

                                            By:/s/ Ryan Peck           (Seal)
-------------------------                      ------------------------
                                               Name: Ruan Peck
                                               Title: Vice President


WITNESS:                              FLEET CAPITAL CORPORATION

                                            By: /s/ Howard Handman     (Seal)
-------------------------                      ------------------------
                                               Name: Howard Handman
                                               Title: